Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	December 31
	2008	2007	% Change

BALANCE SHEET DATA
Total assets	$16,185,106	$15,923,098	1.6%
Loans, net of unearned income	12,042,620	11,204,424	7.5%
Investment securities	2,724,841	3,153,552	(13.6%)
Deposits	10,551,916	10,105,445	4.4%
Shareholders’ equity	1,859,647	1,574,920	18.1%

	Quarter Ended December 31			Year Ended December 31
	2008	2007	% Change	2008	2007	% Change
INCOME SUMMARY

Interest income	$209,073	$240,069	(12.9%)	$867,494	$939,577	(7.7%)
Interest expense	(76,732)	(116,418)	(34.1%)	(343,346)	(450,833)	(23.8%)

Net interest income	132,341	123,651	7.0%	524,148	488,744	7.2%
Provision for loan losses	(65,000)	(6,800)	855.9%	(119,626)	(15,063)	694.2%
Investment securities (losses) gains	(28,339)	(537)	N/M	(58,241)	1,740	N/M
Gain on sale of credit card portfolio	—	—	N/A	13,910	—	N/A
Other income	38,750	35,748	8.4%	155,387	146,284	6.2%
Goodwill impairment	(90,000)	—	N/A	(90,000)	—	N/A
Other expenses	(100,874)	(98,447)	2.5%	(406,625)	(405,455)	0.3%

(Loss) Income before income taxes	(113,122)	53,615	(311.0%)	18,953	216,250	(91.2%)
Income tax benefit (expense)	11,255	(15,436)	(172.9%)	(24,570)	(63,532)	(61.3%)

Net (loss) income	$(101,867)	$38,179	(366.8%)	$(5,617)	$152,718	(103.7%)
Preferred stock dividends and discount accretion	(463)	—	N/A	(463)	—	N/A

Net (loss) income available to common shareholders	$(102,330)	$38,179	(368.0%)	$(6,080)	$152,718	(104.0%)

PER COMMON SHARE:

Net (loss) income:
Basic	$(0.58)	$0.22	(363.6%)	$(0.03)	$0.88	(103.4%)
Diluted	(0.58)	0.22	(363.6%)	(0.03)	0.88	(103.4%)
Cash dividends	0.15	0.15	—	0.600	0.598	0.3%

Shareholders’ equity	8.47	9.08	(6.7%)
Shareholders’ equity (tangible)	5.29	5.30	(0.2%)

SELECTED FINANCIAL RATIOS:

Return on average assets	(2.51%)	0.97%		(0.04%)	1.01%
Return on average shareholders’ equity	(24.89%)	9.72%		(0.35%)	9.98%
Return on average shareholders’ equity (tangible)	(4.35%)	17.44%		9.29%	18.16%
Net interest margin	3.64%	3.56%		3.68%	3.66%
Efficiency ratio	56.57%	59.09%		56.31%	61.19%
Non-performing assets to total assets	1.35%	0.76%

N/M — Not meaningful

N/A — Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	December 31	December 31	September 30	December 31	September 30
	2008	2007	2008	2007	2008

ASSETS
Cash and due from banks	$331,164	$381,283	$315,841	(13.1%)	4.9%
Loans held for sale	95,840	103,984	71,090	(7.8%)	34.8%
Other interest-earning assets	21,710	21,153	50,189	2.6%	(56.7%)
Investment securities	2,724,841	3,153,552	2,806,535	(13.6%)	(2.9%)
Loans, net of unearned income	12,042,620	11,204,424	11,823,529	7.5%	1.9%
Allowance for loan losses	(173,946)	(107,547)	(136,988)	61.7%	27.0%

Net Loans	11,868,674	11,096,877	11,686,541	7.0%	1.6%
Premises and equipment	202,657	193,296	199,464	4.8%	1.6%
Accrued interest receivable	58,566	73,435	62,018	(20.2%)	(5.6%)
Goodwill and intangible assets	557,833	654,908	649,635	(14.8%)	(14.1%)
Other assets	323,821	244,610	294,832	32.4%	9.8%

Total Assets	$16,185,106	$15,923,098	$16,136,145	1.6%	0.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,551,916	$10,105,445	$9,916,555	4.4%	6.4%
Short-term borrowings	1,762,770	2,383,944	2,589,966	(26.1%)	(31.9%)
Federal Home Loan Bank advances and long-term debt	1,787,797	1,642,133	1,819,889	8.9%	(1.8%)
Other liabilities	222,976	216,656	205,825	2.9%	8.3%

Total Liabilities	14,325,459	14,348,178	14,532,235	(0.2%)	(1.4%)
Shareholders’ equity	1,859,647	1,574,920	1,603,910	18.1%	15.9%

Total Liabilities and Shareholders’ Equity	$16,185,106	$15,923,098	$16,136,145	1.6%	0.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate — commercial mortgage	$4,082,755	$3,502,282	$3,897,703	16.6%	4.7%
Commercial — industrial, financial and agricultural	3,635,544	3,427,085	3,554,615	6.1%	2.3%
Real estate — home equity	1,695,671	1,501,231	1,647,245	13.0%	2.9%
Real estate — construction	1,196,050	1,342,923	1,277,552	(10.9%)	(6.4%)
Real estate — residential mortgage	980,022	851,577	979,486	15.1%	0.1%
Consumer	365,419	500,708	387,849	(27.0%)	(5.8%)
Leasing and other	87,159	78,618	79,079	10.9%	10.2%

Total Loans, net of unearned income	$12,042,620	$11,204,424	$11,823,529	7.5%	1.9%

Deposits, by type:
Noninterest-bearing demand	$1,653,440	$1,722,211	$1,690,499	(4.0%)	(2.2%)
Interest-bearing demand	1,789,833	1,715,315	1,690,330	4.3%	5.9%
Savings deposits	2,010,526	2,131,374	2,166,998	(5.7%)	(7.2%)
Time deposits	5,098,117	4,536,545	4,368,728	12.4%	16.7%

Total Deposits	$10,551,916	$10,105,445	$9,916,555	4.4%	6.4%

Short-term borrowings, by type:
Federal funds purchased	$1,147,673	$1,057,335	$1,326,873	8.5%	(13.5%)
Short-term promissory notes	356,788	443,002	460,512	(19.5%)	(22.5%)
Customer repurchase agreements	255,796	228,061	222,415	12.2%	15.0%
Other short-term borrowings	2,513	655,546	580,166	(99.6%)	(99.6%)

Total Short-term borrowings	$1,762,770	$2,383,944	$2,589,966	(26.1%)	(31.9%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATION (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30	Year Ended December 31
	2008	2007	2008	2007	2008	2008	2007	% Change
Interest Income:
Interest Income	$209,073	$240,069	$213,809	(12.9%)	(2.2%)	$867,494	$939,577	(7.7%)
Interest Expense	76,732	116,418	79,791	(34.1%)	(3.8%)	343,346	450,833	(23.8%)

Net Interest Income	132,341	123,651	134,018	7.0%	(1.3%)	524,148	488,744	7.2%
Provision for Loan Losses	65,000	6,800	26,700	855.9%	143.4%	119,626	15,063	694.2%

Net Interest Income after Provision	67,341	116,851	107,318	(42.4%)	(37.3%)	404,522	473,681	(14.6%)

Other Income:
Service charges on deposit accounts	16,177	13,355	16,177	21.1%	—	61,640	46,500	32.6%
Other service charges and fees	8,927	8,405	9,598	6.2%	(7.0%)	36,247	32,151	12.7%
Investment management and trust services	7,541	9,291	8,045	(18.8%)	(6.3%)	32,734	38,665	(15.3%)
Gains on sale of mortgage loans	3,085	2,181	2,266	41.4%	36.1%	10,332	14,294	(27.7%)
Investment securities (losses) gains	(28,339)	(537)	(9,501)	N/M	(198.3%)	(58,241)	1,740	N/M
Gain on sale of credit card portfolio	—	—	—	N/A	N/A	13,910	—	N/A
Other	3,020	2,516	4,230	20.0%	(28.6%)	14,434	14,674	(1.6%)

Total Other Income	10,411	35,211	30,815	(70.4%)	(66.2%)	111,056	148,024	(25.0%)
Other Expenses:
Salaries and employee benefits	48,771	53,173	55,310	(8.3%)	(11.8%)	213,557	217,526	(1.8%)
Net occupancy expense	11,240	10,002	10,237	12.4%	9.8%	42,239	39,965	5.7%
Operating risk loss	5,200	767	3,480	578.4%	49.4%	24,308	27,229	(10.7%)
Marketing	3,746	3,465	3,097	8.1%	21.0%	13,267	11,334	17.1%
Equipment expense	3,425	3,303	3,061	3.7%	11.9%	13,332	13,892	(4.0%)
Data processing	3,209	3,205	3,242	0.1%	(1.0%)	12,813	12,755	0.5%
Intangible amortization	1,776	2,158	1,730	(17.7%)	2.7%	7,162	8,334	(14.1%)
Goodwill impairment	90,000	—	—	N/A	N/A	90,000	—	N/A
Other	23,507	22,374	19,198	5.1%	22.4%	79,947	74,420	7.4%

Total Other Expenses	190,874	98,447	99,355	93.9%	92.1%	496,625	405,455	22.5%

(Loss) Income Before Income Taxes	(113,122)	53,615	38,778	(311.0%)	(391.7%)	18,953	216,250	(91.2%)
Income tax (benefit) expense	(11,255)	15,436	9,702	(172.9%)	(216.0%)	24,570	63,532	(61.3%)

Net (Loss) Income	$(101,867)	$38,179	$29,076	(366.8%)	(450.3%)	$(5,617)	$152,718	(103.7%)
Preferred stock dividends and discount accretion	(463)	—	—	N/A	N/A	(463)	—	N/A

Net (loss) income available to common shareholders	$(102,330)	$38,179	$29,076	(368.0%)	(451.9%)	$(6,080)	$152,718	(104.0%)

PER COMMON SHARE:
Net (loss) income:
Basic	$(0.58)	$0.22	$0.17	(363.6%)	(441.2%)	$(0.03)	$0.88	(103.4%)
Diluted	(0.58)	0.22	0.17	(363.6%)	(441.2%)	(0.03)	0.88	(103.4%)

Cash dividends	$0.15	$0.15	$0.15	—	—	$0.600	$0.598	0.3%
Shareholders’ equity	8.47	9.08	9.18	(6.7%)	(7.7%)
Shareholders’ equity (tangible)	5.29	5.30	5.41	(0.2%)	(2.2%)

Weighted average shares (basic)	174,889	173,416	174,463	0.8%	0.2%	174,236	173,295	0.5%
Weighted average shares (diluted)	175,255	174,155	174,912	0.6%	0.2%	174,728	174,386	0.2%
Shares outstanding, end of period	175,044	173,503	174,687	0.9%	0.2%

SELECTED FINANCIAL RATIOS:
Return on average assets	(2.51%)	0.97%	0.73%			(0.04%)	1.01%
Return on average shareholders’ equity	(24.89%)	9.72%	7.25%			(0.35%)	9.98%
Return on average shareholders’ equity (tangible)	(4.35%)	17.44%	12.72%			9.29%	18.16%
Net interest margin	3.64%	3.56%	3.74%			3.68%	3.66%
Efficiency ratio	56.57%	59.09%	54.69%			56.31%	61.19%

N/M — Not meaningful

N/A — Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	December 31, 2008			December 31, 2007			September 30, 2008
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,960,067	$178,096	5.93%	$11,082,957	$204,281	7.32%	$11,696,841	$181,562	6.18%
Taxable investment securities	2,086,808	26,106	4.72%	2,348,449	28,420	4.84%	2,117,207	26,025	4.70%
Tax-exempt investment securities	516,045	7,073	5.48%	494,790	6,462	5.22%	509,994	6,944	5.45%
Equity securities	154,660	797	2.05%	201,554	2,445	4.84%	168,690	1,614	3.82%

Total Investment Securities	2,757,513	33,976	4.71%	3,044,793	37,327	4.90%	2,795,891	34,583	4.78%
Loans held for sale	64,096	975	6.08%	101,788	1,730	6.79%	101,319	1,539	6.08%
Other interest-earning assets	23,889	124	2.08%	24,136	291	4.78%	19,013	142	2.94%

Total Interest-earning Assets	14,805,565	213,171	5.70%	14,253,674	243,629	6.80%	14,613,064	217,826	5.91%
Noninterest-earning assets:
Cash and due from banks	317,571			323,490			322,550
Premises and equipment	200,918			191,502			197,895
Other assets	960,606			907,267			933,303
Less: allowance for loan losses	(150,266)			(110,922)			(123,865)

Total Assets	$16,134,394			$15,565,011			$15,942,947

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,727,874	$2,630	0.61%	$1,721,831	$6,598	1.52%	$1,734,198	$3,166	0.73%
Savings deposits	2,070,931	6,124	1.18%	2,179,753	12,046	2.19%	2,192,747	6,633	1.20%
Time deposits	4,818,068	41,553	3.43%	4,603,944	54,341	4.68%	4,308,903	37,393	3.45%

Total Interest-bearing Deposits	8,616,873	50,307	2.32%	8,505,528	72,985	3.40%	8,235,848	47,192	2.28%
Short-term borrowings	2,251,571	5,998	1.05%	2,020,751	22,249	4.33%	2,432,109	12,877	2.08%
Federal Home Loan Bank advances and long-term debt	1,798,688	20,427	4.53%	1,624,613	21,184	5.19%	1,819,897	19,722	4.32%

Total Interest-bearing Liabilities	12,667,132	76,732	2.41%	12,150,892	116,418	3.80%	12,487,854	79,791	2.54%
Noninterest-bearing liabilities:
Demand deposits	1,643,118			1,675,528			1,669,908
Other	196,004			180,907			190,012

Total Liabilities	14,506,254			14,007,327			14,347,774
Shareholders’ equity	1,628,140			1,557,684			1,595,173

Total Liabilities and Shareholders’ Equity	$16,134,394			$15,565,011			$15,942,947

Net interest income/net interest margin (fully taxable equivalent)		136,439	3.64%		127,211	3.56%		138,035	3.74%

Tax equivalent adjustment		(4,098)			(3,560)			(4,017)

Net interest income		$132,341			$123,651			$134,018

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2008	2007	2008	2007	2008

Loans, by type:
Real estate — commercial mortgage	$3,994,730	$3,438,386	$3,820,045	16.2%	4.6%
Commercial — industrial, financial and agricultural	3,603,790	3,364,211	3,557,142	7.1%	1.3%
Real estate — home equity	1,673,834	1,486,367	1,619,935	12.6%	3.3%
Real estate — construction	1,232,082	1,377,391	1,293,096	(10.5%)	(4.7%)
Real estate — residential mortgage	985,660	831,825	953,420	18.5%	3.4%
Consumer	378,422	499,253	368,804	(24.2%)	2.6%
Leasing and other	91,549	85,524	84,399	7.0%	8.5%

Total Loans, net of unearned income	$11,960,067	$11,082,957	$11,696,841	7.9%	2.3%

Deposits, by type:
Noninterest-bearing demand	$1,643,118	$1,675,528	$1,669,908	(1.9%)	(1.6%)
Interest-bearing demand	1,727,874	1,721,831	1,734,198	0.4%	(0.4%)
Savings deposits	2,070,931	2,179,753	2,192,747	(5.0%)	(5.6%)
Time deposits	4,818,068	4,603,944	4,308,903	4.7%	11.8%

Total Deposits	$10,259,991	$10,181,056	$9,905,756	0.8%	3.6%

Short-term borrowings, by type:
Federal funds purchased	$1,426,618	$975,732	$1,399,130	46.2%	2.0%
Short-term promissory notes	391,781	478,018	486,179	(18.0%)	(19.4%)
Customer repurchase agreements	244,633	237,346	213,827	3.1%	14.4%
Other short-term borrowings	188,539	329,655	332,973	(42.8%)	(43.4%)

Total Short-term borrowings	$2,251,571	$2,020,751	$2,432,109	11.4%	(7.4%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Year Ended December 31
	2008			2007
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,595,243	$732,533	6.32%	$10,736,566	$805,881	7.51%
Taxable investment securities	2,228,204	110,220	4.82%	2,157,325	99,621	4.62%
Tax-exempt investment securities	512,920	27,904	5.44%	496,820	25,856	5.20%
Equity securities	183,216	6,520	3.56%	189,333	9,073	4.79%

Total Investment Securities	2,924,340	144,644	4.85%	2,843,478	134,550	4.73%
Loans held for sale	93,085	5,701	6.12%	166,437	11,501	6.91%
Other interest-earning assets	21,503	586	2.71%	33,015	1,630	4.90%

Total Interest-earning Assets	14,634,171	883,464	6.02%	13,779,496	953,562	6.93%
Noninterest-earning assets:
Cash and due from banks	318,524			329,814
Premises and equipment	197,967			190,910
Other assets	951,270			899,292
Less: allowance for loan losses	(125,061)			(109,054)

Total Assets	$15,976,871			$15,090,458

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,714,029	$13,168	0.77%	$1,696,624	$28,331	1.67%
Savings deposits	2,152,158	28,520	1.32%	2,258,113	53,312	2.36%
Time deposits	4,502,399	170,426	3.79%	4,553,994	212,752	4.67%

Total Interest-bearing Deposits	8,368,586	212,114	2.53%	8,508,731	294,395	3.46%
Short-term borrowings	2,336,526	50,091	2.12%	1,574,495	73,983	4.66%
Federal Home Loan Bank advances and long-term debt	1,822,115	81,141	4.45%	1,579,527	82,455	5.22%

Total Interest-bearing Liabilities	12,527,227	343,346	2.74%	11,662,753	450,833	3.86%
Noninterest-bearing liabilities:
Demand deposits	1,647,942			1,713,863
Other	191,874			183,229

Total Liabilities	14,367,043			13,559,845
Shareholders’ equity	1,609,828			1,530,613

Total Liabilities and Shareholders’ Equity	$15,976,871			$15,090,458

Net interest income/net interest margin (fully taxable equivalent)		540,118	3.68%		502,729	3.66%

Tax equivalent adjustment		(15,970)			(13,985)

Net interest income		$524,148			$488,744

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended
	December 31
	2008	2007	% Change
Loans, by type:
Real estate — commercial mortgage	$3,765,762	$3,337,762	12.8%
Commercial — industrial, financial and agricultural	3,536,125	3,213,357	10.0%
Real estate — home equity	1,597,376	1,454,753	9.8%
Real estate — construction	1,286,111	1,384,548	(7.1%)
Real estate — residential mortgage	923,947	753,789	22.6%
Consumer	399,112	506,201	(21.2%)
Leasing and other	86,810	86,156	0.8%

Total Loans, net of unearned income	$11,595,243	$10,736,566	8.0%

Deposits, by type:
Noninterest-bearing demand	$1,647,942	$1,713,863	(3.8%)
Interest-bearing demand	1,714,029	1,696,624	1.0%
Savings deposits	2,152,158	2,258,113	(4.7%)
Time deposits	4,502,399	4,553,994	(1.1%)

Total Deposits	$10,016,528	$10,222,594	(2.0%)

Short-term borrowings, by type:
Federal funds purchased	$1,328,888	$808,358	64.4%
Short-term promissory notes	454,473	404,527	12.3%
Customer repurchase agreements	227,130	247,948	(8.4%)
Other short-term borrowings	326,035	113,662	186.8%

Total Short-term borrowings	$2,336,526	$1,574,495	48.4%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Year Ended
	December 31	December 31	September 30	December 31
	2008	2007	2008	2008	2007
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$141,829	$109,435	$126,223	$112,209	$106,884

Loans charged off:
Commercial — financial and agricultural	(6,392)	(2,200)	(4,684)	(18,592)	(6,796)
Real estate — mortgage	(19,464)	(679)	(5,857)	(28,275)	(1,206)
Consumer	(1,450)	(1,169)	(991)	(5,188)	(3,678)
Leasing and other	(1,033)	(1,020)	(1,166)	(4,804)	(2,059)

Total loans charged off	(28,339)	(5,068)	(12,698)	(56,859)	(13,739)
Recoveries of loans charged off:
Commercial — financial and agricultural	770	197	749	1,795	1,664
Real estate — mortgage	61	89	238	446	178
Consumer	465	343	304	1,487	1,246
Leasing and other	351	413	313	1,433	913

Recoveries of loans previously charged off	1,647	1,042	1,604	5,161	4,001

Net loans charged off	(26,692)	(4,026)	(11,094)	(51,698)	(9,738)
Provision for loan losses	65,000	6,800	26,700	119,626	15,063

Balance at end of period	$180,137	$112,209	$141,829	$180,137	$112,209

Net charge-offs to average loans (annualized)	0.89%	0.15%	0.38%	0.45%	0.09%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$173,946	$107,547	$136,988
Reserve for unfunded lending commitments	6,191	4,662	4,841

Allowance for credit losses	$180,137	$112,209	$141,829

NON-PERFORMING ASSETS:
Non-accrual loans	$161,962	$76,150	$143,310
Loans 90 days past due and accruing	35,177	29,782	21,354

Total non-performing loans	197,139	105,932	164,664
Other real estate owned	21,855	14,934	21,706

Total non-performing assets	$218,994	$120,866	$186,370

NON-PERFORMING LOANS, BY TYPE:
Commercial — industrial, agricultural and financial	$40,294	$27,715	$41,489
Real estate — commercial mortgage	41,745	14,515	32,642
Real estate — residential mortgage and home equity	26,304	25,774	26,274
Real estate — construction	80,083	30,927	57,436
Consumer	8,374	4,741	6,558
Leasing	339	2,260	265

Total non-performing loans	$197,139	$105,932	$164,664

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.34%	0.68%	1.21%
Non-performing assets to total loans and OREO	1.82%	1.08%	1.57%
Non-performing assets to total assets	1.35%	0.76%	1.15%
Allowance for credit losses to loans outstanding	1.50%	1.00%	1.20%
Allowance for loan losses to loans outstanding	1.44%	0.96%	1.16%
Allowance for credit losses to non-performing loans	91%	106%	86%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURE (UNAUDITED)
dollars in thousands, except per-share data

Explanatory note:	This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Standards (“GAAP”) that Management uses in its analysis of the Corporation’s performance. The Corporation has presented these non-GAAP measures because it believes that they provide more useful and comparative information to assess trends in the Corporation’s quarterly and year end results of operations. These non-GAAP measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

	Quarter Ended
	December 31, 2008			December 31, 2007			September 30, 2008
	Pre-tax	After-tax	Diluted	Pre-tax	After-tax	Diluted	Pre-tax	After-tax	Diluted
	(Expense)/	(Expense)/	EPS	(Expense)/	(Expense)/	EPS	(Expense)/	(Expense)/	EPS
	Income	Income	Impact	Income	Income	Impact	Income	Income	Impact

Goodwill impairment charge	$(90,000)	$(90,000)	$(0.51)	$—	$—	$—	$—	$—	$—
Other-than-temporary impairment of securities	(26,065)	(16,942)	(0.10)	(175)	(114)	—	(10,682)	(6,943)	(0.04)
Guarantee related to purchase of customer auction rate securities	(3,950)	(2,568)	(0.01)	—	—	—	(2,660)	(1,729)	(0.01)
Investment securities gains and (losses) on sale	(2,274)	(1,478)	(0.01)	(362)	(235)	—	1,181	768	—

Totals	(122,289)	(110,988)	(0.63)	(537)	(349)	—	(12,161)	(7,904)	(0.05)

Net (loss) income available to common shareholders		(102,330)	(0.58)		38,179	0.22		29,076	0.17

Adjusted net income available to common shareholders		$8,658	$0.05		$38,528	$0.22		$36,980	$0.21

	Year Ended December 31
	2008			2007
	Pre-tax	After-tax	Diluted	Pre-tax	After-tax	Diluted
	(Expense)/	(Expense)/	EPS	(Expense)/	(Expense)/	EPS
	Income	Income	Impact	Income	Income	Impact

Goodwill impairment charge	$(90,000)	$(90,000)	$(0.52)	$—	$—	$—
Other-than-temporary impairment of securities	(65,336)	(42,468)	(0.24)	(292)	(190)	—
Guarantee related to purchase of customer auction rate securities	(19,810)	(12,877)	(0.07)	—	—	—
Gain on sale of credit card portfolio	13,900	9,035	0.05	—	—	—
Investment securities gains and (losses) on sale	7,095	4,612	0.03	2,032	1,321	0.01
Contingent losses related to repurchase of previously sold loans	(2,300)	(1,495)	(0.01)	(25,100)	(16,315)	(0.09)

Totals	$(156,451)	$(133,193)	(0.76)	$(23,360)	$(15,184)	(0.09)

Net (loss) income available to common shareholders		(6,080)	(0.03)		152,718	0.88

Adjusted net income available to common shareholders		$127,113	$0.73		$167,902	$0.96